The following Funds are unable to complete certain items because the electronic format for filing Form N-SAR does not provide adequate space for responding to
Item 72DD correctly, the correct answer is as follows (in 000's):

A-Class
Janus Asia Equity Fund $0
Janus Balanced Fund $11035
Janus Contrarian Fund $83
Janus Emerging Markets Fund $0
Janus Enterprise Fund $0
Janus Forty Fund $0
Janus Fund $2258
Janus Global Life Sciences Fund $11
Janus Global Market Neutral Fund $0
Janus Global Real Estate Fund $165
Janus Global Research Fund $8
Janus Global Select Fund $360
Janus Global Technology Fund $0
Janus Growth and Income Fund $194
Janus International Equity Fund $427
Janus Overseas Fund $896
Janus Protected Series - Growth $0
Janus Research Fund $13
Janus Triton Fund $23
Janus Venture Fund $0
Janus Worldwide Fund $8
Perkins Global Value Fund $3

C-Class
Janus Asia Equity Fund $0
Janus Balanced Fund $6080
Janus Contrarian Fund $0
Janus Emerging Markets Fund $0
Janus Enterprise Fund $0
Janus Forty Fund $0
Janus Fund $0
Janus Global Life Sciences Fund $1
Janus Global Real Estate Fund $32
Janus Global Market Neutral Fund $0
Janus Global Research Fund $4
Janus Global Select Fund $62
Janus Global Technology Fund $0
Janus Growth and Income Fund $20
Janus International Equity Fund $0
Janus Overseas Fund $0
Janus Protected Series - Growth $0
Janus Research Fund $2
Janus Triton Fund $0
Janus Venture Fund $0
Janus Worldwide Fund $0
Perkins Global Value Fund $0

D-Class
Janus Asia Equity Fund $0
Janus Balanced Fund $21831
Janus Contrarian Fund $6,519
Janus Emerging Markets Fund $0
Janus Enterprise Fund $0
Janus Fund $19068
Janus Global Life Sciences Fund $2,271
Janus Global Real Estate Fund $330
Janus Global Research Fund $1,072
Janus Global Select Fund $24,499
Janus Global Technology Fund $0
Janus Growth and Income Fund $20,640
Janus International Equity Fund $67
Janus Overseas Fund $4,170
Janus Protected Series - Growth $0
Janus Research Fund $9,612
Janus Triton Fund $0
Janus Venture Fund $0
Janus Worldwide Fund $5,617
Perkins Global Value Fund $1,622

I-Class
Janus Asia Equity Fund $0
Janus Balanced Fund $15828
Janus Contrarian Fund $543
Janus Emerging Markets Fund $0
Janus Enterprise Fund $0
Janus Forty Fund $0
Janus Fund $772
Janus Global Life Sciences Fund $30
Janus Global Market Neutral Fund $0
Janus Global Real Estate Fund $586
Janus Global Research Fund $168
Janus Global Select Fund $700
Janus Global Technology Fund $0
Janus Growth and Income Fund $634
Janus International Equity Fund $1,214
Janus Overseas Fund $4,933
Janus Protected Series - Growth $0
Janus Research Fund $541
Janus Triton Fund $14
Janus Venture Fund $0
Janus Worldwide Fund $63
Perkins Global Value Fund $74

R-Class
Janus Balanced Fund $2444
Janus Contrarian Fund $0
Janus Enterprise Fund $0
Janus Forty Fund $0
Janus Fund $0
Janus Global Market Neutral Fund $0
Janus Global Select Fund $24
Janus Growth and Income Fund $13
Janus International Equity Fund $2
Janus Overseas Fund $0
Janus Triton Fund $0
Janus Worldwide Fund $0

S-Class
Janus Asia Equity Fund $0
Janus Balanced Fund $11910
Janus Contrarian Fund $0
Janus Emerging Markets Fund 0
Janus Enterprise Fund $0
Janus Forty Fund $0
Janus Fund $44
Janus Global Life Sciences Fund $1
Janus Global Market Neutral Fund $0
Janus Global Real Estate Fund $9
Janus Global Research Fund $0
Janus Global Select Fund $38
Janus Global Technology Fund $0
Janus Growth and Income Fund $405
Janus International Equity Fund $27
Janus Overseas Fund $0
Janus Protected Series - Growth $0
Janus Research Fund $0
Janus Triton Fund $0
Janus Venture Fund $0
Janus Worldwide Fund $72
Perkins Global Value Fund $12

T-Class
Janus Asia Equity Fund $0
Janus Balanced Fund $65182
Janus Contrarian Fund $3,768
Janus Emerging Markets Fund $0
Janus Enterprise Fund $0
Janus Forty Fund $0
Janus Fund $5959
Janus Global Life Sciences Fund $1,056
Janus Global Market Neutral Fund $0
Janus Global Real Estate Fund $100
Janus Global Research Fund $1,040
Janus Global Select Fund $14,271
Janus Global Technology Fund $0
Janus Growth and Income Fund $14,721
Janus International Equity Fund $30
Janus Overseas Fund $7,055
Janus Protected Series - Growth $0
Janus Research Fund $6,716
Janus Triton Fund $548
Janus Venture Fund $0
Janus Worldwide Fund $4,903
Perkins Global Value Fund $423


The following Funds are unable to complete certain items because the electronic format for filing Form N-SAR does not provide adequate space for responding to
Item 72EE correctly, the correct answer is as follows (in 000's):

A-Class
Janus Asia Equity Fund $0
Janus Balanced Fund $16369
Janus Contrarian Fund $0
Janus Emerging Markets Fund $0
Janus Enterprise Fund $0
Janus Forty Fund $0
Janus Fund $0
Janus Global Life Sciences Fund $0
Janus Global Real Estate Fund $0
Janus Global Market Neutral Fund $0
Janus Global Research Fund $0
Janus Global Select Fund $0
Janus Global Technology Fund $0
Janus Growth and Income Fund $0
Janus International Equity Fund $0
Janus Overseas Fund $0
Janus Protected Series - Growth $0
Janus Research Fund $0
Janus Triton Fund $0
Janus Venture Fund $0
Janus Worldwide Fund $0
Perkins Global Value Fund $0

C-Class
Janus Asia Equity Fund $0
Janus Balanced Fund $13293
Janus Contrarian Fund $0
Janus Emerging Markets Fund $0
Janus Enterprise Fund $0
Janus Forty Fund $0
Janus Fund $0
Janus Global Life Sciences Fund $0
Janus Global Market Neutral Fund $0
Janus Global Real Estate Fund $0
Janus Global Research Fund $0
Janus Global Select Fund $0
Janus Global Technology Fund $0
Janus Growth and Income Fund $0
Janus International Equity Fund $0
Janus Overseas Fund $0
Janus Protected Series - Growth $0
Janus Research Fund $0
Janus Triton Fund $0
Janus Venture Fund $0
Janus Worldwide Fund $0
Perkins Global Value Fund $0

D-Class
Janus Asia Equity Fund $0
Janus Balanced Fund $30405
Janus Contrarian Fund $0
Janus Emerging Markets Fund $0
Janus Enterprise Fund $0
Janus Fund $0
Janus Global Life Sciences Fund $0
Janus Global Real Estate Fund $0
Janus Global Research Fund $0
Janus Global Select Fund $0
Janus Global Technology Fund $0
Janus Growth and Income Fund $0
Janus International Equity Fund $0
Janus Overseas Fund $0
Janus Protected Series - Growth $0
Janus Research Fund $0
Janus Triton Fund $0
Janus Twenty Fund $0
Janus Venture Fund $0
Janus Worldwide Fund $0
Perkins Global Value Fund $0

I-Class
Janus Asia Equity Fund $0
Janus Balanced Fund $11791
Janus Contrarian Fund $0
Janus Emerging Markets Fund $0
Janus Enterprise Fund $0
Janus Forty Fund $0
Janus Fund $0
Janus Global Life Sciences Fund $0
Janus Global Market Neutral Fund $0
Janus Global Real Estate Fund $0
Janus Global Research Fund $0
Janus Global Select Fund $0
Janus Global Technology Fund $0
Janus Growth and Income Fund $0
Janus International Equity Fund $0
Janus Overseas Fund $0
Janus Protected Series - Growth $0
Janus Research Fund $0
Janus Triton Fund $0
Janus Venture Fund $0
Janus Worldwide Fund $0
Perkins Global Value Fund $0

R-Class
Janus Balanced Fund $3899
Janus Contrarian Fund $0
Janus Enterprise Fund $0
Janus Forty Fund $0
Janus Fund $0
Janus Global Market Neutral Fund $0
Janus Global Select Fund $0
Janus Growth and Income Fund $0
Janus International Equity Fund $0
Janus Overseas Fund $0
Janus Triton Fund $0
Janus Worldwide Fund $0

S-Class
Janus Asia Equity Fund $0
Janus Balanced Fund $19506
Janus Contrarian Fund $0
Janus Emerging Markets Fund $0
Janus Enterprise Fund $0
Janus Forty Fund $0
Janus Fund $0
Janus Global Life Sciences Fund $0
Janus Global Market Neutral Fund $0
Janus Global Real Estate Fund $0
Janus Global Research Fund $0
Janus Global Select Fund $0
Janus Global Technology Fund $0
Janus Growth and Income Fund $0
Janus International Equity Fund $0
Janus Overseas Fund $0
Janus Protected Series - Growth $0
Janus Research Fund $0
Janus Triton Fund $6
Janus Venture Fund $0
Janus Worldwide Fund $0
Perkins Global Value Fund $0

T-Class
Janus Asia Equity Fund $0
Janus Balanced Fund $92149
Janus Contrarian Fund $0
Janus Emerging Markets Fund $0
Janus Enterprise Fund $0
Janus Forty Fund $0
Janus Fund $0
Janus Global Life Sciences Fund $0
Janus Global Market Neutral Fund $0
Janus Global Real Estate Fund $0
Janus Global Research Fund $0
Janus Global Select Fund $0
Janus Global Technology Fund $0
Janus Growth and Income Fund $0
Janus International Equity Fund $0
Janus Overseas Fund $0
Janus Protected Series - Growth $0
Janus Research Fund $0
Janus Triton Fund $0
Janus Twenty Fund $x
Janus Venture Fund $0
Janus Worldwide Fund $0
Perkins Global Value Fund $0


The following Funds are unable to complete certain items because the electronic format for filing Form N-SAR does not provide adequate space for responding to
Item 73A correctly, the correct answer is as follows:

A-Class
Janus Asia Equity Fund $0
Janus Balanced Fund $0.4963
Janus Contrarian Fund $0.0160
Janus Emerging Markets Fund $0
Janus Enterprise Fund $0
Janus Forty Fund $0
Janus Fund $0.1353
Janus Global Life Sciences Fund $0.1390
Janus Global Market Neutral Fund $0
Janus Global Real Estate Fund $0.1952
Janus Global Research Fund $0.1353
Janus Global Select Fund $0.1128
Janus Global Technology Fund $0
Janus Growth and Income Fund $0.2693
Janus International Equity Fund $0.0605
Janus Overseas Fund $0.0489
Janus Protected Series - Growth $0
Janus Research Fund $0.1717
Janus Triton Fund $0
Janus Venture Fund $0
Janus Worldwide Fund $0.1332
Perkins Global Value Fund $0.2178

C-Class
Janus Asia Equity Fund $0
Janus Balanced Fund $0.3321
Janus Contrarian Fund $0
Janus Emerging Markets Fund $0
Janus Enterprise Fund $0
Janus Forty Fund $0
Janus Fund $0
Janus Global Life Sciences Fund $0.0872
Janus Global Market Neutral Fund $0
Janus Global Real Estate Fund $0.1505
Janus Global Research Fund $0.0858
Janus Global Select Fund $0.0437
Janus Global Technology Fund $0
Janus Growth and Income Fund $0.0640
Janus International Equity Fund $0
Janus Overseas Fund $0
Janus Protected Series - Growth $0
Janus Research Fund $0.1121
Janus Triton Fund $0
Janus Venture Fund $0
Janus Worldwide Fund $0
Perkins Global Value Fund $0.1886

D-Class
Janus Asia Equity Fund $0
Janus Balanced Fund $0.5384
Janus Contrarian Fund $0.0439
Janus Emerging Markets Fund $0
Janus Enterprise Fund $0
Janus Fund $0.1109
Janus Global Life Sciences Fund $0.1195
Janus Global Market Neutral Fund $0
Janus Global Real Estate Fund $.2058
Janus Global Research Fund $0.1287
Janus Global Select Fund $0.1296
Janus Global Technology Fund $0
Janus Growth and Income Fund $0.3159
Janus International Equity Fund $0.1004
Janus Overseas Fund $0.0819
Janus Protected Series - Growth $0
Janus Research Fund $0.1474
Janus Triton Fund $0
Janus Venture Fund $0
Janus Worldwide Fund $0.1995
Perkins Global Value Fund $0.2584

I-Class
Janus Asia Equity Fund $0
Janus Balanced Fund $0.5617
Janus Contrarian Fund $0.0584
Janus Emerging Markets Fund $0
Janus Enterprise Fund $0
Janus Forty Fund $0
Janus Fund $0.1505
Janus Global Life Sciences Fund $0.1534
Janus Global Market Neutral Fund $0
Janus Global Real Estate Fund $.2078
Janus Global Research Fund $0.1567
Janus Global Select Fund $0.1465
Janus Global Technology Fund $0
Janus Growth and Income Fund $0.3431
Janus International Equity Fund $0.0961
Janus Overseas Fund $0.1338
Janus Protected Series - Growth $0
Janus Research Fund $0.1897
Janus Triton Fund $0
Janus Venture Fund $0
Janus Worldwide Fund $0.2319
Perkins Global Value Fund $0.2981

R-Class
Janus Balanced Fund $0.4075
Janus Contrarian Fund $0
Janus Enterprise Fund $0
Janus Forty Fund $0
Janus Fund $0.0006
Janus Global Market Neutral Fund $0
Janus Global Select Fund $0.0796
Janus Growth and Income Fund $0.1474
Janus International Equity Fund $0.0303
Janus Overseas Fund $0
Janus Triton Fund $0
Janus Worldwide Fund $0

S-Class
Janus Asia Equity Fund $0
Janus Balanced Fund $0.4589
Janus Contrarian Fund $0
Janus Emerging Markets Fund $0
Janus Enterprise Fund $0
Janus Forty Fund $0
Janus Fund $0.0160
Janus Global Life Sciences Fund $0.0821
Janus Global Market Neutral Fund $0
Janus Global Real Estate Fund $.1538
Janus Global Research Fund $0.0776
Janus Global Select Fund $0.0521
Janus Global Technology Fund $0
Janus Growth and Income Fund $0.2093
Janus International Equity Fund $0.0483
Janus Overseas Fund $0
Janus Protected Series - Growth $0
Janus Research Fund $0.0509
Janus Triton Fund $0
Janus Venture Fund $0
Janus Worldwide Fund $0.0534
Perkins Global Value Fund $0.2287

T-Class
Janus Asia Equity Fund $0
Janus Balanced Fund $0.5147
Janus Contrarian Fund $0.0311
Janus Emerging Markets Fund $0
Janus Enterprise Fund $0
Janus Forty Fund $0
Janus Fund $0.0645
Janus Global Life Sciences Fund $0.1050
Janus Global Market Neutral Fund $0
Janus Global Real Estate Fund $.2066
Janus Global Research Fund $0.1194
Janus Global Select Fund $0.1187
Janus Global Technology Fund $0
Janus Growth and Income Fund $0.2847
Janus International Equity Fund $0.0999
Janus Overseas Fund $0.0542
Janus Protected Series - Growth $0
Janus Research Fund $0.1324
Janus Triton Fund $0
Janus Venture Fund $0
Janus Worldwide Fund $0.2084
Perkins Global Value Fund $0.2438


The following Funds are unable to complete certain items because the electronic format for filing Form N-SAR does not provide adequate space for responding to
Item 73B correctly, the correct answer is as follows:

A-Class
Janus Asia Equity Fund $0
Janus Balanced Fund $0.7780
Janus Contrarian Fund $0
Janus Emerging Markets Fund $0
Janus Enterprise Fund $0
Janus Forty Fund $0
Janus Fund $0
Janus Global Life Sciences Fund $0
Janus Global Market Neutral Fund $0
Janus Global Real Estate Fund $0
Janus Global Research Fund $0
Janus Global Select Fund $0
Janus Global Technology Fund $0
Janus Growth and Income Fund $0
Janus International Equity Fund $0
Janus Overseas Fund $0
Janus Protected Series - Growth $0
Janus Research Fund $0
Janus Triton Fund $0.3075
Janus Venture Fund $0
Janus Worldwide Fund $0
Perkins Global Value Fund $0

C-Class
Janus Asia Equity Fund $0
Janus Balanced Fund $0.7780
Janus Contrarian Fund $0
Janus Emerging Markets Fund $0
Janus Enterprise Fund $0
Janus Forty Fund $0
Janus Fund $0
Janus Global Life Sciences Fund $0
Janus Global Market Neutral Fund $0
Janus Global Real Estate Fund $0
Janus Global Research Fund $0
Janus Global Select Fund $0
Janus Global Technology Fund $0
Janus Growth and Income Fund $0
Janus International Equity Fund $0
Janus Overseas Fund $0
Janus Protected Series - Growth $0
Janus Research Fund $0
Janus Triton Fund $0.3075
Janus Venture Fund $0
Janus Worldwide Fund $0
Perkins Global Value Fund $0

D-Class
Janus Asia Equity Fund $0
Janus Balanced Fund $0.7780
Janus Contrarian Fund $0
Janus Emerging Markets Fund $0
Janus Enterprise Fund $0
Janus Fund $0
Janus Global Life Sciences Fund $0
Janus Global Real Estate Fund $0
Janus Global Research Fund $0
Janus Global Select Fund $0
Janus Global Technology Fund $0
Janus Growth and Income Fund $0
Janus International Equity Fund $0
Janus Overseas Fund $0
Janus Protected Series - Growth $0
Janus Research Fund $0
Janus Triton Fund $0.3075
Janus Twenty Fund $0
Janus Venture Fund $0
Janus Worldwide Fund $0
Perkins Global Value Fund $0

I-Class
Janus Asia Equity Fund $0
Janus Balanced Fund $0.7780
Janus Contrarian Fund $0
Janus Emerging Markets Fund $0
Janus Enterprise Fund $0
Janus Forty Fund $0
Janus Fund $0
Janus Global Life Sciences Fund $0
Janus Global Market Neutral Fund $0
Janus Global Real Estate Fund $0
Janus Global Research Fund $0
Janus Global Select Fund $0
Janus Global Technology Fund $0
Janus Growth and Income Fund $0
Janus International Equity Fund $0
Janus Overseas Fund $0
Janus Protected Series - Growth $0
Janus Research Fund $0
Janus Triton Fund $0.3075
Janus Venture Fund $0
Janus Worldwide Fund $0
Perkins Global Value Fund $0

R-Class
Janus Balanced Fund $0.7780
Janus Contrarian Fund $0
Janus Enterprise Fund $0
Janus Forty Fund $0
Janus Fund $0
Janus Global Market Neutral Fund $0
Janus Global Select Fund $0
Janus Growth and Income Fund $0
Janus International Equity Fund $0
Janus Overseas Fund $0
Janus Triton Fund $0.3075
Janus Worldwide Fund $0

S-Class
Janus Asia Equity Fund $0
Janus Balanced Fund $0.7780
Janus Contrarian Fund $0
Janus Emerging Markets Fund $0
Janus Enterprise Fund $0
Janus Forty Fund $0
Janus Fund $0
Janus Global Life Sciences Fund $0
Janus Global Market Neutral Fund $0
Janus Global Real Estate Fund $0
Janus Global Research Fund $0
Janus Global Select Fund $0
Janus Global Technology Fund $0
Janus Growth and Income Fund $0
Janus International Equity Fund $0
Janus Overseas Fund $0
Janus Protected Series - Growth $0
Janus Research Fund $0
Janus Triton Fund $0.3075
Janus Venture Fund $0
Janus Worldwide Fund $0
Perkins Global Value Fund $0

T-Class
Janus Asia Equity Fund $0
Janus Balanced Fund $0.7780
Janus Contrarian Fund $0
Janus Emerging Markets Fund $0
Janus Enterprise Fund $0
Janus Forty Fund $0
Janus Fund $0
Janus Global Life Sciences Fund $0
Janus Global Market Neutral Fund $0
Janus Global Real Estate Fund $0
Janus Global Research Fund $0
Janus Global Select Fund $0
Janus Global Technology Fund $0
Janus Growth and Income Fund $0
Janus International Equity Fund $0
Janus Overseas Fund $0
Janus Protected Series - Growth $0
Janus Research Fund $0
Janus Triton Fund $0.3075
Janus Twenty Fund $0
Janus Venture Fund $0
Janus Worldwide Fund $0
Perkins Global Value Fund $0


The following Portfolios are unable to complete certain items because the electronic format for filing Form N-SAR does not provide adequate space for responding to Item 74U correctly, the correct answer is as follows (in 000's):

A-Class
Janus Asia Equity Fund $83
Janus Balanced Fund $22,964
Janus Contrarian Fund $2,965
Janus Emerging Markets Fund $131
Janus Enterprise Fund $1,178
Janus Forty Fund $15,546
Janus Fund $33622
Janus Global Life Sciences Fund $47
Janus Global Market Neutral Fund $1,340
Janus Global Real Estate Fund $872
Janus Global Research Fund $171
Janus Global Select Fund $2,328
Janus Global Technology Fund $143
Janus Growth and Income Fund $797
Janus International Equity Fund $5,442
Janus Overseas Fund $16,826
Janus Protected Series - Growth $3,659
Janus Research Fund $423
Janus Triton Fund $10,220
Janus Venture Fund $7
Janus Worldwide Fund $57
Perkins Global Value Fund $21

C-Class
Janus Asia Equity Fund $83
Janus Balanced Fund $18817
Janus Contrarian Fund $2,352
Janus Emerging Markets Fund $92
Janus Enterprise Fund $411
Janus Forty Fund $12,813
Janus Fund $184
Janus Global Life Sciences Fund $21
Janus Global Market Neutral Fund $2,052
Janus Global Real Estate Fund $467
Janus Global Research Fund $132
Janus Global Select Fund $1,148
Janus Global Technology Fund $67
Janus Growth and Income Fund $384
Janus International Equity Fund $1,635
Janus Overseas Fund $5,506
Janus Protected Series - Growth $2,720
Janus Research Fund $44
Janus Triton Fund $4,188
Janus Venture Fund $1
Janus Worldwide Fund $33
Perkins Global Value Fund $12

D-Class
Janus Asia Equity Fund $140
Janus Balanced Fund $41480
Janus Contrarian Fund $130,397
Janus Emerging Markets Fund $903
Janus Enterprise Fund $14,950
Janus Fund $162036
Janus Global Life Sciences Fund $18,454
Janus Global Real Estate Fund $1,971
Janus Global Research Fund $8,353
Janus Global Select Fund $175,746
Janus Global Technology Fund $33,625
Janus Growth and Income Fund $66,961
Janus International Equity Fund $867
Janus Overseas Fund $46,294
Janus Protected Series - Growth $650
Janus Research Fund $62,261
Janus Triton Fund $30,527
Janus Venture Fund $16819
Janus Worldwide Fund $26,525
Perkins Global Value Fund $6,041

I-Class
Janus Asia Equity Fund $83
Janus Balanced Fund $70384
Janus Contrarian Fund $5,125
Janus Emerging Markets Fund $452
Janus Enterprise Fund $6,517
Janus Forty Fund $32,419
Janus Fund $5802
Janus Global Life Sciences Fund $189
Janus Global Market Neutral Fund $1,112
Janus Global Real Estate Fund $3,255
Janus Global Research Fund $2,707
Janus Global Select Fund $2,841
Janus Global Technology Fund $433
Janus Growth and Income Fund $877
Janus International Equity Fund $11,834
Janus Overseas Fund $37,488
Janus Protected Series - Growth $3,076
Janus Research Fund $3,511
Janus Triton Fund $20,071
Janus Venture Fund $31
Janus Worldwide Fund $382
Perkins Global Value Fund $392

R-Class
Janus Balanced Fund $6742
Janus Contrarian Fund $224
Janus Enterprise Fund $952
Janus Forty Fund $6,710
Janus Fund $86
Janus Global Market Neutral Fund $21
Janus Global Select Fund $237
Janus Growth and Income Fund $74
Janus International Equity Fund $61
Janus Overseas Fund $3,927
Janus Triton Fund $1,085
Janus Worldwide Fund $22

S-Class
Janus Asia Equity Fund $83
Janus Balanced Fund $26502
Janus Contrarian Fund $236
Janus Emerging Markets Fund $83
Janus Enterprise Fund $3,573
Janus Forty Fund $66,425
Janus Fund $2399
Janus Global Life Sciences Fund $8
Janus Global Market Neutral Fund $71
Janus Global Real Estate Fund $45
Janus Global Research Fund $15
Janus Global Select Fund $87
Janus Global Technology Fund $17
Janus Growth and Income Fund $1,789
Janus International Equity Fund $301
Janus Overseas Fund $33,503
Janus Protected Series - Growth $417
Janus Research Fund $16
Janus Triton Fund $2,095
Janus Worldwide Fund $1,100
Perkins Global Value Fund $32

T-Class
Janus Asia Equity Fund $83
Janus Balanced Fund $132240
Janus Contrarian Fund $75,062
Janus Emerging Markets Fund $176
Janus Enterprise Fund $13,742
Janus Forty Fund $1,081
Janus Fund $79973
Janus Global Life Sciences Fund $8,941
Janus Global Market Neutral Fund $24
Janus Global Real Estate Fund $416
Janus Global Research Fund $7,461
Janus Global Select Fund $90,771
Janus Global Technology Fund $14,943
Janus Growth and Income Fund $47,764
Janus International Equity Fund $555
Janus Overseas Fund $109,565
Janus Protected Series - Growth $1,507
Janus Research Fund $46,786
Janus Triton Fund $55,907
Janus Venture Fund $4371
Janus Worldwide Fund $20,469
Perkins Global Value Fund $1,680


The following Portfolios are unable to complete certain items because the electronic format for filing Form N-SAR does not provide adequate space for responding to Item 74V correctly, the correct answer is as follows:

A-Class
Janus Asia Equity Fund $7.43
Janus Balanced Fund $23.19
Janus Contrarian Fund $11.29
Janus Emerging Markets Fund $7.41
Janus Enterprise Fund $52.43
Janus Forty Fund $29.11
Janus Fund $25.33
Janus Global Life Sciences Fund $22.72
Janus Global Market Neutral Fund $9.44
Janus Global Real Estate Fund $7.60
Janus Global Research Fund $12.51
Janus Global Select Fund $9.14
Janus Global Technology Fund $15.05
Janus Growth and Income Fund $26.25
Janus International Equity Fund $9.41
Janus Overseas Fund $33.87
Janus Protected Series - Growth $8.61
Janus Research Fund $25.85
Janus Triton Fund $14.84
Janus Venture Fund $50.20
Janus Worldwide Fund $38.56
Perkins Global Value Fund $11.62

C-Class
Janus Asia Equity Fund $7.43
Janus Balanced Fund $23.15
Janus Contrarian Fund $11.12
Janus Emerging Markets Fund $7.39
Janus Enterprise Fund $51.56
Janus Forty Fund $27.65
Janus Fund $25.06
Janus Global Life Sciences Fund $22.41
Janus Global Market Neutral Fund $9.22
Janus Global Real Estate Fund $7.56
Janus Global Research Fund $12.33
Janus Global Select Fund $9.04
Janus Global Technology Fund $14.79
Janus Growth and Income Fund $26.16
Janus International Equity Fund $9.19
Janus Overseas Fund $33.42
Janus Protected Series - Growth $8.59
Janus Research Fund $25.49
Janus Triton Fund $14.64
Janus Venture Fund $49.89
Janus Worldwide Fund $38.14
Perkins Global Value Fund $11.50

D-Class
Janus Asia Equity Fund $7.42
Janus Balanced Fund $23.19
Janus Contrarian Fund $11.32
Janus Emerging Markets Fund $7.42
Janus Enterprise Fund $52.71
Janus Fund $25.43
Janus Global Life Sciences Fund $22.83
Janus Global Real Estate Fund $7.66
Janus Global Research Fund $12.56
Janus Global Select Fund $9.17
Janus Global Technology Fund $15.10
Janus Growth and Income Fund $26.25
Janus International Equity Fund $9.40
Janus Overseas Fund $33.98
Janus Protected Series - Growth $8.62
Janus Research Fund $25.97
Janus Triton Fund $14.88
Janus Venture Fund $50.30
Janus Worldwide Fund $38.16
Perkins Global Value Fund $11.67

I-Class
Janus Asia Equity Fund $7.43
Janus Balanced Fund $23.19
Janus Contrarian Fund $11.33
Janus Emerging Markets Fund $7.41
Janus Enterprise Fund $52.86
Janus Forty Fund $29.35
Janus Fund $25.44
Janus Global Life Sciences Fund $22.82
Janus Global Market Neutral Fund $9.55
Janus Global Real Estate Fund $7.66
Janus Global Research Fund $12.55
Janus Global Select Fund $9.17
Janus Global Technology Fund $15.15
Janus Growth and Income Fund $26.25
Janus International Equity Fund $9.41
Janus Overseas Fund $34.03
Janus Protected Series - Growth $8.62
Janus Research Fund $25.97
Janus Triton Fund $14.93
Janus Venture Fund $50.25
Janus Worldwide Fund $38.70
Perkins Global Value Fund $11.51

R-Class
Janus Balanced Fund $23.15
Janus Contrarian Fund $11.21
Janus Enterprise Fund $52.01
Janus Forty Fund $28.14
Janus Fund $25.22
Janus Global Market Neutral Fund $8.84
Janus Global Select Fund $9.09
Janus Growth and Income Fund $26.22
Janus International Equity Fund $9.30
Janus Overseas Fund $33.64
Janus Triton Fund $14.78
Janus Worldwide Fund $38.42

S-Class
Janus Asia Equity Fund $7.43
Janus Balanced Fund $23.19
Janus Contrarian Fund $11.27
Janus Emerging Markets Fund $7.41
Janus Enterprise Fund $52.31
Janus Forty Fund $28.68
Janus Fund $25.35
Janus Global Life Sciences Fund $22.66
Janus Global Market Neutral Fund $9.56
Janus Global Real Estate Fund $7.62
Janus Global Research Fund $12.49
Janus Global Select Fund $9.17
Janus Global Technology Fund $14.99
Janus Growth and Income Fund $26.26
Janus International Equity Fund $9.52
Janus Overseas Fund $33.82
Janus Protected Series - Growth $8.61
Janus Research Fund $25.82
Janus Triton Fund $14.79
Janus Worldwide Fund $38.56
Perkins Global Value Fund $11.68

T-Class
Janus Asia Equity Fund $7.43
Janus Balanced Fund $23.19
Janus Contrarian Fund $11.31
Janus Emerging Markets Fund $7.41
Janus Enterprise Fund $52.63
Janus Forty Fund $28.83
Janus Fund $25.42
Janus Global Life Sciences Fund $22.81
Janus Global Market Neutral Fund $9.55
Janus Global Real Estate Fund $7.64
Janus Global Research Fund $12.55
Janus Global Select Fund $9.16
Janus Global Technology Fund $15.09
Janus Growth and Income Fund $26.25
Janus International Equity Fund $9.34
Janus Overseas Fund $33.95
Janus Protected Series - Growth $8.62
Janus Research Fund $25.94
Janus Triton Fund $14.85
Janus Venture Fund $50.21
Janus Worldwide Fund $38.09
Perkins Global Value Fund $11.66